Related-Party Transactions	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Related-Party Transactions

Note 3. Related-Party Transactions

Related party transactions include transactions between the Company and certain of its affiliates. The following transactions were in the normal course of operations and were measured at the exchange amount, which is the amount of consideration established and agreed to by the parties.

The Company has historically entered into several agreements with subsidiaries of General Electric Company and its consolidated affiliates (GE) relating to the operation of its business. As a result of these agreements, GE has been a debtor, creditor, holder of preferred shares and now a holder of common shares.

The Company has entered into five separate supply agreements with GE to manufacture wind blades in Newton, Iowa; Taicang Port, China; Juárez, Mexico (2) and Izmir, Turkey. As a result of the supply agreements, GE is the Company’s largest customer. As disclosed at note 18, Concentration of Customers, for the years ended December 31, 2016, 2015 and 2014, the Company recorded related-party sales with GE of $379.9 million, $312.5 million and $234.8 million, respectively. As of December 31, 2016 and 2015, the Company had accounts receivables related to sales to GE of approximately $16.6 million and $19.0 million, respectively.

Since 2007, the Company had issued multiple series of preferred shares, including several preferred share issuances to GE. Immediately prior to the closing of the IPO, all shares of the then-outstanding preferred shares were converted into shares of common stock. As a result of these transactions, GE owns 8.4% of the Company’s outstanding common stock as of December 31, 2016. See Note 14, Convertible and Senior Redeemable Preferred Shares and Warrants.

In January 2016, the Company entered into an agreement with GE and received an advance of $2.0 million, which the Company repaid in full in August 2016. See Note 11, Customer Deposits and Customer Advances.

Certain of the Company’s existing stockholders, consisting of entities associated with Element Partners, Angeleno Group and Landmark Partners, each of which is an affiliate of a member of the board of directors, as well as certain executive officers and a director, purchased an aggregate of 1,250,000 shares of common stock in the IPO. In addition, all outstanding obligations under the Company’s subordinated convertible promissory notes, including accrued interest, held by certain existing stockholders, including Element Partners, Angeleno Group and Landmark Partners, were converted into an aggregate of 1,079,749 shares of common stock concurrent with the closing of the IPO at the public offering price of $11.00 per share.